UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2005

                              BODISEN BIOTECH, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                       333-99101                98-0381367
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)           Identification No.)

          North Part of Xinquia Road, Yang Ling Agricultural High-Tech
           Industries Demonstration Zone, Yang Ling, People's Republic
                                 of China 712100
               (Address of principal executive offices) (Zip Code)

                                 86-29-87074957
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On December 6, 2005, Bodisen Biotech, Inc. (the "Company") will issue a press release announcing record earnings for the quarter ended December 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     This Report on Form 8-K is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01 Other Events.

     On December 6, 2005, the Company will issue a press release regarding earnings guidance for fiscal year 2006. A copy of this guidance is included in the press release attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit 99.1 Press Release, dated December 6, 2005

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  BODISEN BIOTECH, INC.


                                                  /s/ Qiong Wang
Date:  December 6, 2005                           --------------
                                                  Qiong Wang,
                                                  Chief Executive Officer



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

                                  EXHIBIT INDEX

Exhibit Number       Description                                                       Method of Filing
---------------------------------------------------------------------------------------------------------------------
99.1                 Press Release dated December 6, 2005 captioned "Bodisen           Filed herewith as Exhibit 99.1
                     Biotech Signs US$43 Million in Contracts, Sees Record
                     Earnings for 2006 and Continued Favorable Market
                     Environment; Company Updates Growth Strategies for 2006"



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